EXHIBIT 10.25.2


                  Schedule of Omitted Documents in the Form of
                   Exhibit 10.25, including Material Detail in
                 Which Such Documents Differ From Exhibit 10.25


         Stock Option Agreement, dated as of June 28, 2002, with the Registrant.

         The form of document listed above does not differ in material detail from the form of Exhibit 10.25 except with respect to the following:

          Name                 Number of Options              Exercise Price
        ---------------        -----------------              --------------
        Edward J. Casey          10,000                          $0.76

        Harold Paul              10,000                          $0.76

        John Milcetich           10,000                          $0.76